UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

CF BANKSHARES INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

4960 E. Dublin Granville Road, Suite #400, Columbus, Ohio	43081	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CFBK	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant's Certifying Accountant.

Effective as of March 26, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of CF Bankshares Inc. (the "Company") approved the engagement of Plante & Moran, PLLC (“Plante Moran”) to serve as the Company's independent registered public accounting firm for the year ending December 31, 2025, subject to the completion of Plante Moran's standard client acceptance procedures. Forvis Mazars, LLP (“Forvis Mazars”) previously served as the Company’s independent registered public accounting firm for the year ended December 31, 2024. On March 27, 2025, the Company notified Forvis Mazars of the Company’s engagement of Plante Moran, and the resulting dismissal of Forvis Mazars, as the Company’s independent registered public accounting firm.

The reports of Forvis Mazars on the Company's consolidated financial statements for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 27, 2025, (i) there were no disagreements with Forvis Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Forvis Mazars, would have caused Forvis Mazars to make reference to the subject matter of the disagreements in connection with its report, and (ii) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the foregoing disclosures to Forvis Mazars. A letter from Forvis Mazars addressed to the Securities and Exchange Commission stating whether Forvis Mazars agrees with the statements set forth above related to Forvis Mazars is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company's two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 27, 2025, neither the Company nor anyone acting on its behalf consulted with Plante Moran regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided that Plante Moran concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," as those terms are defined in Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

16.1 Letter from Forvis Mazars, LLP to the Securities and Exchange Commission dated March 31, 2025.
104Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF Bankshares Inc.

Date: March 31, 2025	By:	/s/ Kevin J. Beerman
Kevin J. Beerman
Executive Vice President and Chief Financial Officer